UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 4, 2026, Prologis, Inc. (“Prologis” or the “Company”), issued an announcement (the “Rule 2.7 Announcement”), pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”) disclosing the terms of a recommended offer by the Company to acquire (the “Combination”) the entire issued and to be issued share capital of SEGRO plc (“SEGRO”). In connection with the Combination, on August 4, 2026, the Company and SEGRO entered into a Co-operation Agreement (the “Co-operation Agreement”).

Rule 2.7 Announcement

Pursuant to the Combination, SEGRO shareholders will receive 0.0920 shares of common stock of the Company, par value $0.01 per share (the “New Prologis Shares”), for each SEGRO ordinary share. SEGRO shareholders may elect to receive cash in lieu of some or all of their New Prologis Shares consideration, subject to the terms of the partial cash alternative. The maximum aggregate amount of cash available under the partial cash alternative is approximately £3.5 billion (the “Maximum Cash Amount”). Each SEGRO shareholder’s basic entitlement under the partial cash alternative is equal to 25% of the fixed price of 1,031.7 pence per SEGRO ordinary share. Accordingly, a SEGRO shareholder electing to receive only its basic entitlement would receive 258 pence in cash and 0.0690 New Prologis Shares for each SEGRO ordinary share. SEGRO shareholders may elect to receive less than or more than their basic entitlement. Elections to receive cash in excess of the basic entitlement will be scaled back on a pro rata basis if aggregate cash elections exceed the Maximum Cash Amount. SEGRO shareholders who do not elect to participate in the partial cash alternative will receive 0.0920 New Prologis Shares for each SEGRO ordinary share. The cash consideration payable under the partial cash alternative will be funded through a committed term loan facility (described below), together with existing liquidity and other available sources of funding.

Based on Prologis’ closing share price of $149.94 and a GBP:USD exchange rate of 1.3371 on July 21, 2026 (the last practicable date prior to the announcement of Prologis’ best and final proposal on July 22, 2026) and assuming that the partial cash alternative is fully taken up, the Combination values each SEGRO ordinary share at 1,031.7 pence and the entire issued and to be issued ordinary share capital of SEGRO at approximately £14.0 billion. Assuming the partial cash alternative is fully taken up, and based on Prologis’ shares outstanding on a fully diluted basis as at August 3, 2026, SEGRO shareholders would hold approximately 8.9% of the combined group following the closing of the Combination. If no elections are made for the partial cash alternative, SEGRO shareholders would hold approximately 11.5% of the combined group following the closing of the Combination.

SEGRO shareholders will also be entitled to receive and retain the 2026 interim dividend of up to 10.14 pence for each SEGRO ordinary share and any 2026 final cash dividend of up to 22.56 pence for each SEGRO ordinary share. Should the timetable extend beyond the anticipated date for closing of the Combination, SEGRO shareholders will also be entitled to receive and retain any 2027 interim and final cash dividend of up to 10.55 pence and up to 23.52 pence, respectively, for each SEGRO ordinary share. The payment of such dividends will not reduce the consideration payable under the terms of the Combination.

In connection with the Combination, the Company will also seek a secondary listing of its common stock on the London Stock Exchange.

The Combination is subject to conditions and certain further terms, including, among other things: (i) the approval of the Scheme (defined below) by a majority in number of SEGRO shareholders who are present and vote (either in person or by proxy) and who represent not less than 75% in value of the SEGRO shares voted by those SEGRO shareholders, and approval by the requisite majority of SEGRO shareholders at the general meeting; (ii) the sanction of the Scheme by the High Court of Justice in England and Wales (the “Court”); (iii) the Scheme becoming effective no later than the “Long Stop Date” (defined in the Rule 2.7 Announcement); (iv) the receipt of certain required antitrust and other regulatory approvals; (v) confirmation having been received by the Company that the New Prologis Shares to be issued to SEGRO shareholders in the Combination (the “Share Issuance”) have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and (vi) acknowledgment having been received by the Company that the application for admission of Prologis common stock has been approved and that the Prologis common stock will be admitted to trading on the Main Market for listed securities of the London Stock Exchange. The conditions to the Combination are set out in full in the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Combination will be completed in the first half of 2027.

The Combination will be implemented by means of a court-sanctioned scheme of arrangement (the “Scheme”) between SEGRO and SEGRO shareholders under the UK Companies Act 2006, as amended (the “Companies Act”). The Company reserves the right, subject to the prior consent of the U.K. Panel on Takeovers and Mergers (the “Panel”) (if required) and subject to the terms of the Co-operation Agreement, to elect to implement the Combination by way of a takeover offer (as such term is defined in the Companies Act).

Co-operation Agreement

Pursuant to the Co-operation Agreement, Prologis has agreed to use best endeavors to satisfy, or procure the satisfaction of, all regulatory clearances and authorizations as soon as is reasonably practicable to enable the Effective Date to occur by the Long Stop Date, subject to customary exceptions. Prologis and SEGRO have agreed to certain undertakings to co-operate and provide each other with information, assistance and access in relation to the filings, submissions and notifications to be made in relation to such regulatory clearances and authorizations. The “Effective Date” means the date upon which either: (a) the Scheme becomes effective in accordance with its terms or (b) if the Company elects to implement the Combination by way of a takeover offer in accordance with the terms of the Co-operation Agreement, the takeover offer becomes or is declared unconditional in accordance with the requirements of the Code.

The Co-operation Agreement provides that Prologis and SEGRO intend to implement the Combination by way of the Scheme, subject to the ability of Prologis to switch to a takeover offer in accordance with and subject to the terms of the Co-operation Agreement. Prologis has agreed to provide SEGRO with certain information for the purposes of the Scheme Document and to otherwise assist with the preparation of the Scheme Document. The Co-operation Agreement also contains provisions that shall apply in respect of SEGRO shareholders’ dividend entitlements and SEGRO directors’ and officers’ insurance, as well as the SEGRO share schemes, other incentive arrangements and other employee-related matters (further details of which will be provided in the Scheme Document).

The Co-operation Agreement may be terminated:

•                 if Prologis and SEGRO so agree in writing;

•                 upon service of notice by Prologis to SEGRO where (among other things) the SEGRO directors withdraw, adversely modify or qualify its recommendation in respect of the Combination; and

•                 upon service of written notice by either Prologis or SEGRO to the other if: (i) a competing offer becomes effective or is declared or becomes unconditional; (ii) the Combination is withdrawn, terminates or lapses in accordance with its terms; (iii) prior to the Long Stop Date, Prologis invokes a condition (in circumstances where invocation of the relevant condition is permitted by the Panel); (iv) the Scheme is not approved at the court meeting, the resolutions to be proposed at the general meeting are not passed or the Court refuses to sanction the Scheme; and (v) unless otherwise agreed by Prologis and SEGRO in writing or required by the Panel, the Effective Date has not occurred by the Long Stop Date.

The foregoing summaries of the Co-operation Agreement, the Rule 2.7 Announcement and the Combination contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Co-operation Agreement, including the Rule 2.7 Announcement attached as Schedule 1 thereto, which has been filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Term Loan Facility

On August 4, 2026, and in connection with the Combination, Prologis, L.P. (the “Operating Partnership”) entered into a Term Loan Credit Agreement (the “Term Loan Facility”) with various lenders and JPMorgan Chase Bank, N.A., as Administrative Agent. Pursuant to the Term Loan Facility, the Operating Partnership and various affiliates thereof (collectively the “Borrowers”) may obtain loans in connection with the consummation of the Combination in pounds sterling or Euro not exceeding £3,575,000,000.

The Term Loan Facility is scheduled to mature one year after the initial borrowing of loans thereunder (the “Initial Maturity Date”), but the Operating Partnership may, at its option and subject to payment of an extension fee, extend the Initial Maturity Date for one year on two occasions (to the first anniversary of the Initial Maturity Date and the second anniversary of the Initial Maturity Date, respectively). Pricing under the Term Loan Facility, including the spread over the applicable benchmark rate and the rates applicable to the undrawn fees, varies based upon the public debt ratings of the Operating Partnership as in effect from time to time. As of the effective date of the Term Loan Facility, the spread was 70 basis points. The Term Loan Facility contains customary representations, covenants (including certain financial tests applicable to the Operating Partnership) and defaults (including a cross-acceleration to other recourse indebtedness of more than $150,000,000). The Operating Partnership has unconditionally guaranteed all obligations of each other borrower under the Term Loan Facility. Pursuant to the terms of the Term Loan Facility, Prologis, Inc. is not required to guarantee the obligations of the borrowers under the Term Loan Facility unless Prologis, Inc. incurs any indebtedness that is not in existence as of the date of the Term Loan Facility or guarantees any indebtedness that is not guaranteed by Prologis, Inc. as of the date of the Term Loan Facility.

The Term Loan Facility has been filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Term Loan Facility set forth in Item 1.01 above is hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 above with respect to the portion of the consideration payable in New Prologis Shares pursuant to the Combination is hereby incorporated by reference. The New Prologis Shares to be issued as consideration for the Combination will be issued to SEGRO shareholders in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act or 1933, as amended (the “Securities Act”).

Item 8.01	Other Events.

The Company is including the below update for the purpose of supplementing and updating the “Risk Factors” disclosure contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Risk Factors

The combination with SEGRO plc may be subject to delay or may not occur, due to closing conditions and other uncertainties.

We currently anticipate that the combination with SEGRO plc ("SEGRO") will be completed in the first half of 2027. Completion of the combination remains subject to the satisfaction or waiver of certain conditions, and there can be no assurance as to when, or whether, those conditions will be satisfied. A number of these conditions are outside of our control, and it is possible that additional uncertainties may arise. If completion of the combination is delayed or does not occur, we may experience less favorable reactions from the financial markets or from our tenants, vendors, employees, co-investors, strategic capital partners or other key stakeholders.

Prologis may face challenges in integrating the operations of SEGRO, and the anticipated benefits or cost savings of the combination may take longer than expected to achieve, or may not be fully realized.

The combination will bring together two companies that currently operate as independent public companies. Prologis expects to realize benefits related to the combination, but it may encounter certain challenges in integrating the personnel, operations and systems of SEGRO, which will require meaningful resources and management attention. In addition, the combination may give rise to liabilities that are not currently known, or to expenses, delays or regulatory conditions that are greater than currently anticipated.

For example, completion of the combination is conditioned on obtaining certain governmental and regulatory approvals. In granting these approvals, the relevant agencies may impose requirements, limitations or costs, or may require divestitures or restrictions on how Prologis conducts its business. Where imposed, these measures could reduce the benefits Prologis anticipates from the combination and could affect its ongoing operations.

While Prologis intends to work toward a successful integration, there can be no assurance that Prologis and SEGRO will be combined and integrated in a manner that achieves the anticipated benefits and cost savings within the time frame currently expected, or at all.

Following the combination, holders of Prologis common stock are expected to hold a smaller ownership and voting interest in the combined company.

As a result of the combination, Prologis stockholders will have an ownership interest in the combined company that is proportionally smaller than their current interest in Prologis. Based on Prologis' shares outstanding on a fully diluted basis as of August 3, 2026, we estimate that, upon completion of the combination, continuing Prologis stockholders will hold approximately 91.1% of the issued and outstanding common stock of the combined company, assuming full take up of the partial cash alternative, or approximately 88.5% of the issued and outstanding common stock of the combined company, assuming no take up of the partial cash alternative.

Forward-Looking Statements

The statements in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and SEGRO operate as well as management’s beliefs and assumptions regarding the business strategies and the environment in which Prologis, SEGRO or the combined company will operate in the future. Such statements involve uncertainties that could significantly impact Prologis’ or SEGRO’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “would”, “should,” “could” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis expects or anticipates will occur in the future – including statements relating to the Combination, rent and occupancy growth, acquisition and development activity, including data center developments and power procurement related thereto, contribution and disposition activity, general conditions in the geographic areas where Prologis and SEGRO operate, expectations regarding new lines of business, Prologis’ and SEGRO’s respective debt, capital structure and financial position, Prologis’ or SEGRO’s ability to earn revenues from co-investment ventures or form new co-investment ventures and the availability of capital in existing or new co-investment ventures – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Prologis believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, Prologis can give no assurance that its expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Prologis’ and SEGRO’s ability to complete the Combination on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties relating to satisfying the conditions to the Combination; (ii) the effect of the Combination on the ability of Prologis and SEGRO to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (iii) failure to realize expected benefits or synergies of the Combination; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) the risk of shareholder litigation in connection with the Combination, including resulting expense or delay; (vi) the risk that SEGRO’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (vii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the Combination; (viii) risks related to the market value of the New Prologis Shares, including foreign currency exchange rates; (ix) other risks related to the completion of the Combination and actions related thereto; (x) international, national, regional and local economic and political climates and conditions; (xi) changes in global financial markets, interest rates and foreign currency exchange rates; (xii) increased or unanticipated competition for Prologis’ or SEGRO’s properties; (xiii) risks associated with acquisitions, dispositions and development of properties, including those specific to data center development and the integration of the operations of significant real estate portfolios; (xiv) maintenance of REIT status, tax structuring and changes in income tax laws and rates; (xv) availability of financing and capital, the levels of debt that Prologis and SEGRO maintain and their credit ratings; (xvi) risks related to Prologis’ and SEGRO’s investments in and management of their co-investment ventures, including ability to establish new co-investment ventures; (xvii) risks of doing business internationally, including currency risks; (xviii) environmental uncertainties, including risks of natural disasters; (xix) risks related to global pandemics; and (xx) those additional factors discussed under Part I, Item 1A. Risk Factors in Prologis’ Annual Report on Form 10-K for the year ended December 31, 2025, in Item 8.01 above under “Risk Factors” and in subsequent documents filed with the SEC. Prologis undertakes no duty to update any forward-looking statements appearing in this report except as may be required by law.

Additional Information

Nothing in this report, including the exhibits hereto, constitutes an offer to buy or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to an exemption from registration under the Securities Act.

The New Prologis Shares to be issued pursuant to the Scheme will not be registered under the Securities Act or any state securities laws and will be issued pursuant to the exemption from registration provided by Section 3(a)(10) of the Securities Act and similar exemptions under applicable state securities laws. If, in the future, Prologis elects to implement the Combination by way of a takeover offer (as such term is defined in the Companies Act) or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC that will contain a prospectus/offer to exchange with respect to the issuance of the New Prologis Shares. In that event, SEGRO shareholders are urged to read the registration statement, the prospectus/offer to exchange and the other relevant documents filed with the SEC carefully and in their entirety if and when they become available as they will contain important information. SEGRO shareholders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Prologis through the website maintained by the SEC at http://www.sec.gov and by visiting Prologis’ investor relations website at https://ir.prologis.com. These documents (if and when available) may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1, San Francisco, CA 94111.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Co-operation Agreement, dated August 4, 2026, between Prologis, Inc. and SEGRO plc (including the Rule 2.7 Announcement attached as Schedule 1).

10.1	Term Loan Credit Agreement, dated August 4, 2026, among Prologis, L.P., various lenders and JPMorgan Chase Bank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

August 4, 2026	By:	/s/ Alison Butler
		Name:	Alison Butler
		Title:	Senior Vice President, Head of Corporate Legal

PROLOGIS, L.P.
By: Prologis, Inc., its General Partner

August 4, 2026	By:	/s/ Alison Butler
		Name:	Alison Butler
		Title:	Senior Vice President, Head of Corporate Legal